UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 19, 2007
         --------------------------------------------------------------

                                   Culp, Inc.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


       North Carolina                    0-12781                 56-1001967
-----------------------------   ------------------------    --------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             1823 Eastchester Drive
                        High Point, North Carolina 27265
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (336) 889-5161
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
              -----------------------------------------------------
              (Former name or address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                      INDEX
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                                                                           Page
                                                                           ----

Item 2.02 - Results of Operations and Financial Condition                    3

Item 9.01(d) - Exhibits                                                      3

Signature                                                                    4

Exhibits

Item 2.02 - Results of Operations and Financial Condition

On June 19, 2007, the Company issued a news release to announce its financial results for the fourth quarter ended April 29, 2007. The news release is attached hereto as Exhibit 99(a).

Also on June 19, 2007, the Company released a Financial Information Release containing additional financial information and disclosures about the Company's fourth quarter ended April 29, 2007. The Financial Information Release is attached hereto as Exhibit 99(b).

The news release and Financial Information Release contain disclosures about free cash flow, a non-GAAP performance measure, that management believes provides useful information to investors because it measures the Company's available cash flow for potential debt repayment, stock repurchases and additions to cash and cash equivalents. In addition, the news release and Financial Information Release contain proforma income statement information, which reconciles the reported and projected income statement information with proforma results, which exclude restructuring and related charges. The Company has included this proforma information in order to show operational performance excluding the effects of restructuring and related charges that are not expected to occur on a regular basis. Management believes this presentation aids in the comparison of financial results among comparable financial periods. In addition, this information is used by management to make operational decisions about the Company's business, is used in certain financial covenants in the Company's loan agreements, and is used by the Company as a financial goal for purposes of determining management incentive bonuses.

Forward-Looking Information. This report and the exhibits hereto contain statements that may be deemed "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 27A of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties. Further, forward-looking statements are intended to speak only as of the date on which they are made. Forward-looking statements are statements that include projections, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as "expect," "believe," "estimate," "plan" and "project" and their derivatives, and include but are not limited to statements about the company's future operations, production levels, sales, SG&A or other expenses, margins, gross profit, operating income, earnings or other performance measures. Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on the company's business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect the Company adversely. Changes in consumer tastes or preferences toward products not produced by the Company could erode demand for the Company's products. In addition, strengthening of the U.S. dollar against other currencies could make the Company's products less competitive on the basis of price in markets outside the United States. Also, economic and political instability in international areas could affect the company's operations or sources of goods in those areas, as well as demand for the company's products in international markets. The Company's level of success in integrating the acquisition of assets from the International Textile Group, Inc. and in capturing and retaining sales to customers related to the acquisition will affect the Company's ability to meet its sales goals. Finally, unanticipated delays or costs in executing restructuring actions could cause the cumulative effect of restructuring actions to fail to meet the objectives set forth by management. Other factors that could affect the matters discussed in forward-looking statements are included in the company's periodic reports filed with the Securities and Exchange Commission, including the "Risk Factors" section in the company's most recent annual report of Form 10-K filed with the Securities and Exchange Commission on July 26, 2006 for the fiscal year ended April 30, 2006.


Item 9.01 (d) -- Exhibits

99(a) News Release dated June 19, 2007

99(b) Financial Information Release dated June 19, 2007

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CULP, INC.
                                               (Registrant)


                                         By:   /s/ Kenneth R. Bowling
                                               ----------------------
                                               Chief Financial Officer

                                         By:   /s/ Thomas B. Gallagher, Jr
                                               ---------------------------
                                               Corporate Controller


Dated: June 19, 2007
--------------------

                                 EXHIBIT INDEX


     Exhibit Number                      Exhibit
     --------------                      -------

     99(a)                 News Release dated June 19, 2007
     99(b)                 Financial Information Release dated June 19, 2007